UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2009

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2009 the Federal Home Loan Bank of Pittsburgh (the "Bank") issued a press release to report the Bank’s financial results for the quarter ended September 30, 2009. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the related press release. The Bank plans to host a member audio and web conference on November 12, 2009 at 2 p.m. Eastern Standard time to discuss its 3rd quarter 2009 financial results. A transcript of the call will be posted on the Bank’s public website at www.fhlb-pgh.com and remain posted for 45 days.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01. The information being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated October 29, 2009 issued by the Bank

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

October 29, 2009	By:	Kristina K. Williams

Name: Kristina K. Williams
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release dated October 29, 2009 issued by the Federal Home Loan Bank of Pittsburgh